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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                       Date of Report:  January 30, 2001
                       (Date of earliest event reported)


                                   TIVO INC.
            (exact name of registrant as specified in its charter)

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
       Delaware                  Commission File:
(State or other jurisdiction         000-27141              77-0463167
    of incorporation or          ----------------       ------------------
       organization)                                     (I.R.S. Employer
                                                        Identification No.)
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                               2160 Gold Street
                             P.O. Box 2160 Alviso,
                               California 95002
         (Address of Principal executive offices, including zip code)

                                (408) 519-9100
                         ----------------------------
             (Registrant's telephone number, including area code)

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ITEM 5.  OTHER EVENTS

Amendment to Investment Agreement with America Online, Inc.

     On January 30, 2001, we entered into the Second Amendment to our Investment Agreement with America Online, Inc., dated as of June 9, 2000, as amended by the First Amendment to the Investment Agreement, dated as of September 11, 2000.
The Second Amendment provided for, among other things, an amendment to the Escrow Agreement, dated as of September 11, 2000, by and among us, America Online and U.S. Trust Company, National Association, as escrow agent, pursuant to which we had deposited a portion of the proceeds we received from America Online in connection with America Online's purchase of shares of our Series A Convertible Preferred Stock. The First Amendment to the Escrow Agreement, dated as of January 30, 2001, authorized the release to us of $43.5 million in restricted funds previously held in escrow pursuant to the Escrow Agreement.

     The Second Amendment to the Investment Agreement further provided for the reduction in the exercise price of two warrants to purchase our common stock held by America Online. We issued amended warrants to America Online, which reduced the per share exercise price of America Online's warrant to purchase 2,308,475 shares of our common stock from $23.11 to $7.29, and reduced the per share exercise price of America Online's warrant to purchase 295,428 shares of our common stock from $30.00 to $7.29.

     In addition to the foregoing, the Second Amendment to the Investment Agreement also modified the terms of America Online's put option with respect to our Series A Preferred Stock held by America Online. Under certain circumstances, America Online may require us to repurchase its shares of our Series A Preferred Stock. Prior to the Second Amendment, we would have been required to repurchase that number of shares having an initial liquidation value equal to the amount we had deposited into the escrow account. Under the Second Amendment, we will be required to repurchase that number of shares of Series A Preferred Stock having an initial liquidation value equal to the amount of the funds remaining in the escrow account at the time America Online exercises the option, excluding any interest and taking into account the release of the $43.5 million.

     The Second Amendment to the Investment Agreement is filed as Exhibit 10.1 to this current report; the First Amendment to the Escrow Agreement is filed as
Exhibit 10.2 to this current report; and the amended warrants are filed as Exhibits 10.3 and 10.4 to this current report. The descriptions of these documents set forth in this current report do not purport to be complete and are qualified in their entirety by the provisions of the documents themselves.

Promotional Agreements with AOL Time Warner

     On January 30, 2001, we also entered into two promotional agreements and a stand-alone advertising insertion order with AOL Time Warner, Inc. As described in more detail below, in connection with the execution of these documents and for other previously agreed upon advertising and promotional services, on January 30, 2001, we paid America Online an aggregate of $16.5 million for advertising and promotional services and agreed to pay up to an additional $5 million for future advertising and promotional services and inventory.

     One of the promotional agreements provides for the execution of an Advertising Insertion Order, pursuant to which AOL Time Warner has agreed to deliver to us promotional services at a cost to us of $3,000,786, which we paid to America Online upon execution of the promotional agreement. We further agreed under that promotional agreement to purchase $2,000,000 of media inventory, which is payable to AOL Time Warner on July 30, 2001 or within 30 days after the date we receive an invoice for the media. The other promotional agreement provides for the execution of an Advertising Insertion Order, pursuant to which AOL Time Warner has agreed to deliver to us promotional services at a cost to us of $2,000,293, payable on or before August 2, 2001. Under this agreement, we additionally agreed to purchase $4,500,000 of media inventory, that amount also payable to AOL Time Warner on or before August 2, 2001. This

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promotional agreement may be terminated, however, by us or AOL Time Warner for any reason on July 26, 2001 or July 27, 2001.

     Pursuant to another stand-alone Advertising Insertion Order, dated as of January 30, 2001, we agreed to pay America Online $10,000,984 for the promotional services requested under the order, which amount we paid to America Online upon execution of the order.

     We also paid $3,498,230 to America Online for other previously agreed upon advertising and promotional services.


ITEM 7. EXHIBITS

        (c)  Exhibits

 10.1 Second Amendment to Investment Agreement, dated as of January 30, 2001, by and between TiVo Inc. and America Online, Inc.

 10.2 First Amendment to Escrow Agreement, dated as of January 30, 2001, by and among TiVo Inc., America Online, Inc. and U.S. Trust Company, National Association

 10.3 Amended and Restated Stock Subscription Warrant to Purchase 2,308,475 Shares of Common Stock of TiVo Inc.

 10.4 Amended and Restated Stock Subscription Warrant to Purchase 295,428 Shares of Common Stock of TiVo Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   TIVO INC.



Date:   March 15, 2001             By: /s/ DAVID H. COURTNEY
      -------------------              --------------------------------------
                                       David H. Courtney
                                       Chief Financial Officer and Sr. Vice
                                       President of Finance and Administration
                                       (Principal Financial and Accounting
                                       Officer)

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                                 EXHIBIT INDEX

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Exhibit No.  Description
----------   -----------

   10.1 Second Amendment to Investment Agreement, dated as of January 30, 2001, by and between TiVo Inc. and America Online, Inc.

   10.2 First Amendment to Escrow Agreement, dated as of January 30, 2001, by and among TiVo Inc., America Online, Inc. and U.S. Trust Company, National Association

   10.3 Amended and Restated Stock Subscription Warrant to Purchase 2,308,475 Shares of Common Stock of TiVo Inc.

   10.4 Amended and Restated Stock Subscription Warrant to Purchase 295,428 Shares of Common Stock of TiVo Inc.

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